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[Sbs Tower LOGO]                                                    Exhibit 10.2



October 29, 2002
Raul Alarcon, Jr.
12 Indian Creek Road
Miami Beach, FL 33154


Dear Raul Alarcon, Jr.:

Pursuant to the terms and conditions of the Spanish Broadcasting System, Inc. 1999 Stock Option Plan (the "Plan"), you have been granted a Nonqualified Stock Option, to purchase 100,000 shares (the "Option") of Class A common stock as outlined below.


             Granted To:   Raul Alarcon, Jr.
                           SSN ###-##-####

             Grant Date:   October 27, 2002

         Option Granted:   100,000

 Option Price per Share:   $6.13      Total Cost to Exercise:   $613,000.00

        Expiration Date:   October 27, 2012, unless terminated earlier.

       Vesting Schedule:   100% immediately

        Transferability:   Not transferable except in accordance with the Plan.


                                            Spanish Broadcasting System, Inc.


                                            By: /s/ Joseph A. Garcia
                                                -------------------------------

By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.


Signature:  /s/ Raul Alarcon, Jr.              Date:   10/29/02
            ----------------------------             --------------
             Raul Alarcon, Jr.

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